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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 1996
                                                           -------------------

                                Noel Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                  0-19737                       13-2649262
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  (State or other             (Commission                    (IRS Employer
  jurisdiction of             File Number)                 Identification No.)
  incorporation)


    667 Madison Avenue, New York, New York                 10021
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   (Address of principal executive offices)              (zip code)


       Registrant's Telephone Number, including Area Code: (212) 371-1400
                                                           ---------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

                  On May 21, 1996 the Board of Directors of Noel Group, Inc. ("Noel") adopted a Plan of Complete Liquidation and Dissolution (the "Plan") and directed that the Plan be submitted to Noel's shareholders for approval at a Special Meeting of Shareholders to be held as soon as practicable. The objective of the Plan is to achieve Noel's strategy to realize the value of its holdings and return the value to its shareholders. Steps towards distribution and monetization of Noel's assets will commence after shareholder approval of the Plan. The Company anticipates that substantial distributions will be made within a year, although complete distribution may take from one to more than two years.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NOEL GROUP, INC.
                                                  (Registrant)



Dated:  May 29, 1996                              By:/s/ Todd K. West
                                                     ----------------
                                                     Todd K. West
                                                     Vice President-Finance,
                                                     Chief Financial Officer
                                                     and Secretary



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